UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Tailored Brands, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 15, 2017 TAILORED BRANDS, INC. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote the s e share s . This communication prese n t s only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the impor tant information contained in the proxy materials before voting. TAILORED BRANDS, INC. 6380 ROGERDALE RD. HOUSTON, TX 77072 0000337329_1 R1.0.1.15 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: April 18, 2017 Date: June 15, 2017Time:11:00 AM PDT Location: The Company's Executive Offices 6100 Stevenson Blvd. Fremont, CA 94538

Before You Vote How to Access the Proxy Materials 3) BY E-MAIL*: sendmaterial@proxyvote.com How To Vote Please Choose One of the Following Voting Methods 0000337329_2 R1.0.1.15 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement2. Annual Report on Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 01, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Dinesh S. Lathi 06 Theo Killion 02 David H. Edwab 07 Grace Nichols 03 Douglas S. Ewert 08 William B. Sechrest 04 Irene Chang Britt 09 Sheldon I. Stein 05 Rinaldo S. Brutoco The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Adoption of an amendment to Tailored Brands, Inc. 2016 Long-Term Incentive Plan and reapproval of material terms of performance goals 3. Advisory vote to approve the compensation of our named executive officers The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. Advisory vote on the frequency of holding future advisory votes to approve the compensation of our named executive officers The Board of Directors recommends you vote FOR the following proposal: 5. Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2017 NOTE: In their discretion, the above-named proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. 0000337329_3 R1.0.1.15 Voting items

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